 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 14, 2020

1-800-FLOWERS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514
(Address of principal executive offices) (Zip Code)

(516) 237-6000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement

On February 14, 2020, 1-800-Flowers.com, Inc., a Delaware corporation (the “Company”), 800-Flowers, Inc., a wholly-owned subsidiary of the Company and a New York corporation (the “Purchaser”), PersonalizationMall.com, LLC, a Delaware limited liability company (“Personalization Mall”), and Bed Bath & Beyond Inc., a New York corporation (“Seller”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) pursuant to which Seller agreed to sell to the Purchaser, and the Purchaser agreed to purchase from Seller, all of the issued and outstanding membership interests of Personalization Mall.  The aggregate consideration payable by the Purchaser for all of the outstanding membership interests of Personalization Mall is $252.0 million in cash (subject to certain working capital and other adjustments).  Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants by the Purchaser, the Company, Personalization Mall, and Seller, and an indemnity by Seller for certain specified matters and pre-closing taxes. The closing of the transaction is subject to customary closing conditions, including applicable regulatory approvals.  The Purchase Agreement includes covenants relating to the negotiation of a commercial selling agreement with respect to the ongoing provision of certain Personalization Mall products and services to Seller, and, if necessary, a transition services agreement whereby Seller would provide certain post-closing services to Personalization Mall for a limited time period. The Purchase Agreement also includes certain customary termination rights for both the Purchaser and Seller.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about the Company, the Purchaser, Personalization Mall, or Seller, or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Purchase Agreement includes representations, warranties and covenants of the Company, the Purchaser, Personalization Mall and Seller made solely for purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by the Company, the Purchaser, Personalization Mall and Seller in connection with the negotiated terms of the transaction and the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, the Purchaser, Personalization Mall and Seller rather than establishing matters as facts.

Item 8.01        Other Events

On February 18, 2020, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Equity Purchase Agreement dated as of February 14, 2020, by and among 1-800-Flowers.com, Inc., 800-Flowers, Inc., PersonalizationMall.com, LLC, and Bed Bath & Beyond Inc.*
99.1	Press Release dated February 18, 2020.

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon its request.

Special Note Regarding Forward-Looking Statements:

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases.  These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, statements regarding the Company’s ability to close on its planned acquisition of Personalization Mall; its ability to successfully integrate  acquired businesses and assets; its ability to cost effectively acquire and retain customers; the outcome of contingencies, including legal proceedings in the normal course of business; its ability to compete against existing and new competitors; and its ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments. The Company undertakes no obligation to publicly update any of the forward-looking statements, whether because of new information, future events or otherwise, made in this report or in any of its SEC filings. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. For a more detailed description of these and other risk factors, please refer to the Company’s SEC filings, including the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, INC.

By:	/s/ William E. Shea
William E. Shea
Senior Vice President, Treasurer and
Chief Financial Officer

Date:    February 18, 2020